UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2010

SONIC CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18859 (Commission File Number)	73-1371046 (I.R.S. Employer Identification No.)
300 Johnny Bench Drive Oklahoma City, Oklahoma (Address of Principal Executive Offices)		73104 (Zip Code)

(405) 225-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On January 14, 2010, the Board of Directors of Sonic Corp., a Delaware corporation (the “Company”), adopted Amended and Restated Bylaws of the Corporation (the "Amended Bylaws"). The Amended Bylaws became effective on such date. The Company's bylaws were amended and restated primarily to clarify and address the following provisions:

•	Advance notice procedures must be followed for stockholder proposals and nominations of directors;
•	Indemnification provisions may not be amended or removed to adversely affect a director’s or officer’s right to indemnification for periods prior to such amendment or removal;
•	Notice of stockholder meeting will be deemed given when mailed;
•	Stockholder present at a stockholder meeting is required to raise objection regarding alleged defective notice at the beginning of the meeting;
•	The Chief Executive Officer (“CEO”) was added as an officer to be elected by the Board and the general duties of the CEO were specified; and
•	Certain other provisions of the Amended Bylaws were clarified.

The Amended Bylaws require that stockholders making nominations or proposals include additional information and disclosures, including information about the interest of the stockholder submitting the nomination or proposal and specified persons associated with such stockholder in the Company or its securities or the proposal or nomination, and information about the stockholder’s investment intent and disclosures of synthetic positions or other types of derivatives.

In addition to the amended requirements on information and disclosure, for notice to be considered timely, such notice must be received by the Company no earlier than the 120th day and not later than the 90th day prior to the anniversary date of the preceding annual meeting of stockholders.

In addition to the amendments discussed above, other clarifying, non-substantive and conforming changes were made to the Amended Bylaws.

The foregoing is a summary description of the material amendments to the Company's bylaws and is qualified in its entirety by reference to the full text of the Amended Bylaws. This description should be read in conjunction with the Amended Bylaws, a copy of which is filed as Exhibit 3.1 and is incorporated by reference in this Form 8-K.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits.

3.1      Amended and Restated Bylaws of Sonic Corp., dated January 14, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

SONIC CORP.

Date:  January 19, 2010                                                                By:           /s/ Stephen C. Vaughan
 Stephen C. Vaughan,
 Executive Vice President
 and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1                      Amended and Restated Bylaws of Sonic Corp., dated January 14, 2010